Exhibit 10.4

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 3, 2016, amends the Credit Agreement (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”) dated as of February 22, 2012 among PHILLIPS 66, a Delaware corporation (the “Borrower”), PHILLIPS 66 COMPANY, a Delaware corporation (the “Initial Guarantor”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Preliminary Statement: The parties desire to amend the Credit Agreement to (i) extend the Commitment Termination Date, (ii) amend the Pricing Grid, and (iii) make certain other amendments as provided herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended hereby.
I. AMENDMENT
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Credit Agreement is amended as follows:
1.1    New Definitions. The following new definitions are hereby inserted into Section 1.1 of the Credit Agreement in appropriate alphabetical order:
“Bail-In Action”: The exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Consolidated Net Tangible Assets”: at any date, (a) Consolidated Net Assets minus (b) goodwill and other intangible assets of the Borrower and its Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP, all as reflected in the consolidated financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 5.1(a) or Section 5.1(b).
“Contingent Indemnity Agreement”: Any agreement entered into by the Borrower or any of its Subsidiaries (the “Contingent Obligor”) in favor of another Person, in which the Contingent Obligor agrees to provide an indemnity with respect to obligations (the “Original Obligation”) of another Person (the “Original Obligor”); provided that, the Contingent Obligor is required to make a payment pursuant to such agreement only to the extent that the obligee on the Original Obligation cannot obtain repayment of the Original Obligation from the Original Obligor after exhausting all other remedies and recourse available to such obligee.

“EEA Financial Institution”: (a) Any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country”: Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Joint Venture”: a Person the Equity Interests of which are owned by the Borrower or a Subsidiary with one or more third parties so long as such Person does not constitute a Subsidiary.
“Non-Recourse Debt”: Indebtedness: (a) as to which neither the Borrower nor any of its Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable as a guarantor or otherwise, in either case, other than a pledge of the Equity Interests of a Joint Venture that is an obligor on such Indebtedness; and (b) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against a Joint Venture) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Borrower or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment of such other Indebtedness to be accelerated or payable prior to its maturity. For purposes of determining compliance with Section 6.3 hereof, in the event that any Non-Recourse Debt of any Joint Venture ceases to be Non-Recourse Debt of such Joint Venture, such event will be deemed to constitute an incurrence of Indebtedness by the Borrower or applicable Subsidiary.
“Third Amendment”: The Third Amendment to Credit Agreement dated as of October 3, 2016, among the Borrower, the Guarantors signatories thereto, the Lenders signatories thereto, and the Administrative Agent.
“Third Amendment Effective Date”: The date that the Third Amendment becomes effective pursuant to Section 3.1 of the Third Amendment.
“Write-Down and Conversion Powers”: With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
1.2    Amended Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:
(a)    The definition of “Co-Documentation Agents” is hereby amended to read as follows:
“Co-Documentation Agents”: collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Royal Bank of Canada, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., The Bank of Nova Scotia, and TD Securities (USA) LLC.
(b)    The definition of “Co-Syndication Agents” is hereby amended to read as follows:
“Co-Syndication Agents”: collectively, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and DNB Bank ASA, New York Branch.
(c)    The definition of “Commitment Termination Date” is hereby amended to read as follows:
“Commitment Termination Date”: October 3, 2021, or such later date as shall be agreed to by a Lender pursuant to the provisions of Section 2.21 or, if such date is not a Business Day, the Business Day next preceding such date.
(d)    The definition of “Defaulting Lender” is hereby amended by (i) deleting the word “or” at the end of clause (e)(i) and inserting in lieu thereof a comma and (ii) inserting after the end of clause (ii) thereof the following phrase “or (iii) become the subject of a Bail-in Action”.
(e)    The definition of “Guarantee” is hereby amended by revising the proviso at the end of the first sentence thereof to read as follows:
provided that the term “Guarantee” shall not include any Contingent Indemnity Agreement or endorsements for collection or deposit in the ordinary course of business.
(f)    The definition of “Indebtedness” is amended by deleting clause (e) and inserting in lieu thereof the following new clause (e):
(e) all Indebtedness of others secured by a Lien on any asset of such Person (other than a Lien on Equity Interests in a Joint Venture owned by such Person securing Non-Recourse Debt on which such Joint Venture is an obligor), whether or not such Indebtedness is assumed by such Person (provided, that for purposes of this clause (e), if such Person has not assumed or otherwise become personally liable for any such Indebtedness, the amount of Indebtedness of such Person in connection therewith shall be limited to the lesser of (i) the fair market value of such asset(s) and (ii) the amount of Indebtedness secured by such Lien),
(g)    The definition of Issuing Bank is hereby amended to read as follows:
“Issuing Bank”: each Principal Issuing Bank, and any Lender which, with the consent of such Lender, is designated by the Borrower by notice to the Administrative Agent and approved by the Administrative Agent, each in its capacity as issuer of any Letter of Credit. Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank that have been approved by the Borrower, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
(h)    The definition of “Joint Lead Arrangers” is hereby amended to read as follows:
“Joint Lead Arrangers”: collectively, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., DNB Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., The Bank of Nova Scotia, and TD Securities (USA) LLC.
(i)    The definition of Principal Issuing Bank is hereby amended to read as follows:
“Principal Issuing Bank”: each of Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., DNB Bank ASA, New York Branch, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada, BNP Paribas, Deutsche Bank AG New York Branch, The Bank of Nova Scotia and The Toronto Dominion Bank, New York Branch.
(j)    The definition of Subsidiary is hereby amended to read as follows:
“Subsidiary”: with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower; provided that PSXP GP, PSXP and their respective subsidiaries, for so long as PSXP is not wholly owned, directly or indirectly, by the Borrower, in each case shall be deemed not to be Subsidiaries of the Borrower except for purposes of Sections 5.1(a), 5.1(b) and 5.6 (provided that, for the avoidance of doubt, the term “Material Adverse Effect” as used in such Section 5.6 shall be determined by reference to the Borrower and the Subsidiaries but excluding PSXP GP, PSXP and their respective subsidiaries for so long as PSXP is not wholly owned, directly or indirectly, by the Borrower).
1.3    Letters of Credit. Clause (i) of the first sentence of Section 2.20(a) of the Credit Agreement is hereby amended to read as follows:
(i) without the consent of the applicable Issuing Bank, (A) in the case of Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., or DNB Bank ASA, New York Branch, the L/C Obligations with respect to Letters of Credit issued by such Principal Issuing Bank would exceed $140,000,000 or such other amount (not to exceed, when added to the Letter of Credit commitments of all other Issuing Banks, the aggregate amount of the Commitments) as may be agreed to by such Principal Issuing Bank and the Borrower in writing from time to time (with prompt notice to the Administrative Agent), (B) in the case of any other Principal Issuing Bank, the L/C Obligations with respect to Letters of Credit issued by such Principal Issuing Bank would exceed $190,000,000 or such other amount (not to exceed, when added to the Letter of Credit commitments of all other Issuing Banks, the aggregate amount of the Commitments) as may be agreed to by such Principal Issuing Bank and the Borrower in writing from time to time (with prompt notice to the Administrative Agent), and (C) in the case of any other Issuing Bank, the L/C Obligations with respect to Letters of Credit issued by such Issuing Bank would exceed such amount (not to exceed, when added to the Letter of Credit commitments of all other Issuing Banks, the aggregate amount of the Commitments) as may be agreed to by such Issuing Bank and the Borrower in writing from time to time (with prompt notice to the Administrative Agent),

1.4    Amendment to Section 2.21(a) (Extension of Commitment Termination Date). The first sentence of Section 2.21(a) of the Credit Agreement is amended by (a) deleting the phrase “anniversary of the Second Amendment Effective Date” and replacing it with “anniversary of the Third Amendment Effective Date” and (b) revising the proviso at the end thereof by deleting the phrase “Second Amendment Effective Date” and replacing it with “Third Amendment Effective Date”.
1.5    Defaulting Lenders. Section 2.22(b)(iii) of the Credit Agreement is hereby amended by (i) deleting the word “No” at the beginning of the last sentence thereof and inserting in lieu of such deleted word the phrase “Subject to Section 9.21, no”.
1.6    Permitted Liens. Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (r), (ii) replacing the period at the end of clause (s) with “; and”; and (iii) inserting the following new clause (t):
(t)    Liens on Equity Interests owned by such Person in a Joint Venture securing Non-Recourse Debt on which such Joint Venture is an obligor.
1.7    Priority Debt. Section 6.3 is hereby amended as follows:
(a)    Section 6.3(b) is hereby amended by deleting “10% of Consolidated Net Assets” in the first sentence thereof and inserting in lieu thereof “15% of Consolidated Net Tangible Assets”.
(b)    Section 6.3(b)(i)(A)(1) is hereby amended to read as follows:
(1) Liens existing on any asset on or before the Third Amendment Effective Date (x) if such Indebtedness is described on Schedule 6.3(b) or (y) if not described on Schedule 6.3(b), such Indebtedness has an aggregate outstanding principal amount not exceeding $35,000,000
(c)    Section 6.3(b)(i)(A) is hereby amended by (i) deleting the word “and” at the end of clause (IX), (ii) replacing the comma at the end of clause (X) with “; and”, and (iii) inserting the following new clause (XI):
(XI)    Liens permitted pursuant to Section 6.1(t).
1.8    No Duties. Section 8.11 is hereby amended to read as follows:
Section 8.11 No Duties. None of the Joint Lead Arrangers, Co-Syndication Agents or Co-Documentation Agents shall have any duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than the duties, responsibilities and liabilities assigned to such entities in their capacities as Lenders, Issuing Banks or Administrative Agent hereunder.
1.9    Guaranty. Clause (ii) of Section 8.10 is hereby amended by deleting “10% of Consolidated Net Assets” and inserting in lieu thereof “15% of Consolidated Net Tangible Assets”.
1.10    Notice Address. Section 9.2 of the Credit Agreement is hereby amended by replacing the notice information for the Borrower and the Guarantors with the following information:

The Borrower
and the Guarantors    Phillips 66
1075 W. Sam Houston Parkway N., Suite 200
Houston, TX 77043
Attention: John D. Zuklic – S1275
Vice President and Treasurer
Telephone: 844-619-3588
Facsimile: 918-977-9634
Email: DebtCompliance2@p66.com
With a copy to:    Phillips 66
1075 W. Sam Houston Parkway N., Suite 200
Houston, TX 77043
Attention: Janet Greene – N1336
Senior Counsel – Finance and Treasury
Telephone: 832-765-1240
Facsimile: 918-977-9618
Email: Janet.Greene@p66.com
1.11    EU Bail In Provision. Article 9 of the Credit Agreement is hereby amended by inserting at the end thereof the following new Section 9.21:
Section 9.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
1.12    Commitments. Schedule I to the Credit Agreement is hereby amended to read as set forth on Schedule I to this Amendment.
1.13    Pricing Grid. Annex A to the Credit Agreement is hereby amended to read as set forth on Annex A to this Amendment.

II. REPRESENTATIONS AND WARRANTIES
Each Loan Party hereby represents and warrants that:
(a)    prior to and after giving effect to this Amendment, the representations and warranties of such Loan Party (other than those representations and warranties that were made only on the Closing Date) set forth in the Credit Agreement are true and correct in all material respects (provided that the foregoing materiality qualifier shall not be applicable to the representations and warranties that are subject to a materiality qualifier in the text thereof);
(b)    this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c)    prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists on and as of the date hereof.
III. CONDITIONS TO EFFECTIVENESS
3.1    Effectiveness. This Amendment shall be effective on the date that the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received the following, each dated as of the Amendment Effective Date:
(i)    counterparts of this Amendment, executed by the Administrative Agent, each Issuing Bank, each Lender with a Commitment under the Credit Agreement as amended hereby, and each Loan Party;
(ii)    for the account of each Lender that has requested a Revolving Credit Note, a Revolving Credit Note conforming to the requirements of Section 2.2 and executed by an Authorized Officer of the Borrower;
(iii)    a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the authorization of such Loan Party to execute and deliver each Loan Document to which such Loan Party is party and to perform its obligations thereunder, (B) the charter, bylaws or other organizational documents of such Loan Party (or certification that the organizational documents delivered on the Closing Date have not been modified), and (C) the names, offices and true signatures of the officers executing any Loan Document on behalf of such Loan Party on the Amendment Effective Date, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(iv)    a certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by a Financial Officer of the Borrower certifying that (A) no Default or Event of Default has occurred and is continuing, and (B) each of the representations and warranties made by each Loan Party in the Credit Agreement (other than those representations and warranties that were made only on the Closing Date) are true and correct in all material respects (provided that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof);
(v)    favorable written opinions, reasonably satisfactory to the Administrative Agent, from each of Bracewell LLP, counsel to the Loan Parties, and of in-house counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters relating to the Loan Parties and the Loan Documents as the Administrative Agent shall reasonably request; and
(vi)    on or before the date that is five days prior to the Amendment Effective Date (or such later date as the Administrative Agent shall reasonably agree) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent a reasonable period in advance of the date that is five days prior to the Amendment Effective Date.
(b)    (i) The Borrower shall have paid to each Departing Lender (as defined in Section 4.1 below) unpaid accrued interest, unpaid accrued Commitment Fees, and other amounts payable to such Departing Lender under the Credit Agreement, (ii) the Borrower shall have paid to each other Lender unpaid accrued Commitment Fees, and (iii) in the event that there are outstanding Loans under the Credit Agreement, each Departing Lender shall have received (or the Administrative Agent shall have received for the account of such Departing Lender), pursuant to the assignment described in Article IV of this Amendment, the amount due to such Departing Lender in respect of principal of such Loans.
(c)    The Borrower shall have paid fees and expenses that are required to be paid or reimbursed by the Borrower pursuant to the Loan Documents or pursuant to the commitment letter or the Fee Letters executed in connection with this Amendment on or before the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of such expenses as are required to be paid or reimbursed by the Borrower under the Credit Agreement or pursuant to such commitment letter or fee letters.
Without limiting the generality of the provisions of Section 8.3(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to be satisfied with each document or other matter required hereunder to be satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
IV. REALLOCATION AND INCREASE OF COMMITMENTS
4.1    Reallocation and Increase of Commitments; New Lender(s). The Lenders agree among themselves to reallocate their respective outstanding Loans and Commitments, as set forth on Schedule I, to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (b) allow certain additional Persons who qualify as Purchasing Lenders to become parties to the Credit Agreement, each as a Lender (each, a “New Lender”) by acquiring an interest in the Commitments. “Departing Lenders” means Lenders, if any, that desire to assign all of their rights and obligations as Lenders under the Credit Agreement to the other Lenders and to no longer be parties to the Credit Agreement.
4.2    Assignment by Certain Lenders. Each of the Administrative Agent, the Issuing Banks, and the Borrower consents to (a) the reallocation of the Commitments as set forth on Schedule I, (b) the reallocation of the outstanding Loans in accordance with each Lender’s Commitment Percentage as set forth on Schedule I, (c) the increase in each Increasing Lender’s Commitment as set forth on Schedule I, (d) each Departing Lender’s assignment of its rights and obligations under the Credit Agreement to the Increasing Lenders and the New Lenders, to the extent needed to achieve the Commitment levels set forth on Schedule I, and (e) each New Lender’s acquisition of an interest in the Commitments as set forth on Schedule I. On the Amendment Effective Date and after giving effect to such reallocation and increase of the Commitments, the Commitment and Commitment Percentage of each Lender shall be as set forth on Schedule I and the Commitment of each Departing Lender shall terminate.
4.3    Assignment Terms. The reallocation of the Commitments among the Lenders (including the New Lenders), including the assignment by the Departing Lenders of their rights and obligations under the Credit Agreement to the Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if such Lenders and the Departing Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the processing and recordation fees set forth in Section 9.6(c) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.3.
V. AFFIRMATION AND RATIFICATION
Each Loan Party hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party. The Initial Guarantor expressly ratifies the Subsidiary Guarantee and ratifies and confirms that the Subsidiary Guarantee remains in full force and effect, including with respect to the Obligations as amended hereby.
VI. MISCELLANEOUS
This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the law of the State of New York. The provisions of Sections 9.10 (Jurisdiction; Venue) and 9.13 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. This Amendment constitutes a Loan Document. Except as otherwise expressly provided by this Amendment, all of the provisions of the Credit Agreement shall remain the same.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
BORROWER:
PHILLIPS 66
By: /s/ John D. Zuklic
Name: John D. Zuklic
Title: Vice President and Treasurer
INITIAL GUARANTOR:
PHILLIPS 66 COMPANY
By: /s/ John D. Zuklic
Name: John D. Zuklic
Title: Vice President and Treasurer

Signature Page to Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender
By: /s/ Muhammad Hasan
Name:     Muhammad Hasan
Title:     Vice President

Signature Page to Third Amendment to Credit Agreement

MIZUHO BANK, LTD., as an Issuing Bank and a Lender
By: /s/ Leon Mo
Name:     Leon Mo
Title:     Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Issuing Bank and a Lender
By: /s/ Stephen W. Warfel
Name:     Stephen W. Warfel
Title:     Managing Director

Signature Page to Third Amendment to Credit Agreement

DNB CAPITAL LLC, as a Lender
By: /s/ Kristie Li
Name:     Kristie Li
Title:     Senior Vice President
By: /s/ Caroline Adams
Name:     Caroline Adams
Title:     First Vice President
DNB BANK ASA, NEW YORK BRANCH, as an Issuing Bank
By: /s/ Kristie Li
Name:     Kristie Li
Title:     Senior Vice President
By: /s/ Caroline Adams
Name:     Caroline Adams
Title:     First Vice President

Signature Page to Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender
By: /s/ Greg M. Hall
Name:     Greg M. Hall
Title:     Vice President

Signature Page to Third Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as an Issuing Bank and a Lender
By: /s/ John Frazell
Name:     John Frazell
Title:     Director

Signature Page to Third Amendment to Credit Agreement

BARCLAYS BANK PLC, as an Issuing Bank and a Lender
By: /s/ Christopher Aitkin
Name:     Christopher Aitkin
Title:     Assistant Vice President

Signature Page to Third Amendment to Credit Agreement

BNP PARIBAS, as an Issuing Bank and a Lender
By: /s/ Gregoire Poussard
Name:     Gregoire Poussard
Title:     Vice President
By: /s/ Karim Remtoula
Name:     Karim Remtoula
Title:     Vice President

Signature Page to Third Amendment to Credit Agreement

CITIBANK, N.A., as an Issuing Bank and a Lender
By: /s/ Maureen Maroney
Name:     Maureen Maroney
Title:     Vice President

Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Issuing Bank and a Lender
By: /s/ Robert Hetu
Name:     Robert Hetu
Title:     Authorized Signatory
By: /s/ Lorenz Meier
Name:     Lorenz Meier
Title:     Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank and a Lender
By: /s/ Ming K. Chu
Name:     Ming K. Chu
Title:     Director
By: /s/ John S. McGill
Name:     John S. McGill
Title:     Director

Signature Page to Third Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as an Issuing Bank and a Lender
By: /s/ Josh Rosenthal
Name:     Josh Rosenthal
Title:     Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

ROYAL BANK OF CANADA, as an Issuing Bank and a Lender
By: /s/ Kristan Spivey
Name:     Kristan Spivey
Title:     Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as an Issuing Bank and a Lender
By: /s/ Annie Dorval
Name:     Annie Dorval
Title:     Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

EXPORT DEVELOPMENT CANADA, as a Lender
By: /s/ Gabriela Gomez
Name:     Gabriela Gomez
Title:     Financing Manager

By: /s/ Christiane de Billy
Name:     Christiane de Billy
Title:     Senior Financing Manager

Signature Page to Third Amendment to Credit Agreement

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as a Lender
By: /s/ Rolf Siebert
Name:    Rolf Siebert
Title:     Executive Director

By: /s/ Varbin Staykoff
Name:     Varbin Staykoff
Title:     Senior Director

Signature Page to Third Amendment to Credit Agreement

COMMERZBANK AG, NEW YORK BRANCH, as a Lender
By: /s/ Barbara Stacks
Name:     Barbara Stacks
Title:     Director

By: /s/ Justin Hull
Name:    Justin Hull
Title:    Associate

Signature Page to Third Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven Smith
Name:     Steven Smith
Title:    Director #20290

Signature Page to Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ David B. Mitchell
Name:     David B. Mitchell
Title:    Executive Vice President

Signature Page to Third Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ James D. Weinstein
Name:     James D. Weinstein
Title:    Managing Director

Signature Page to Third Amendment to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender
By: /s/ Julien Tizorin
Name:     Julien Tizorin
Title:    Director

By: /s/ Douglas Riahi
Name:     Douglas Riahi
Title:    Managing Director

Signature Page to Third Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ John Prigge
Name:     John Prigge
Title:    Vice President

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender
By: /s/ Doug McDowell
Name:     Doug McDowell
Title:    Managing Director

Signature Page to Third Amendment to Credit Agreement

SUNTRUST BANK, as a Lender
By: /s/ Yann Pirio
Name:     Yann Pirio
Title:    Managing Director

Signature Page to Third Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Laurie Kieta
Name:     Laurie Kieta
Title:    Senior Vice President

Signature Page to Third Amendment to Credit Agreement

NBAD AMERICAS N.V., as a Lender
By: /s/ David Young
Name:     David Young
Title:    Director, Client Relationship

By: /s/ William Ghazar
Name:     William Ghazar
Title:    Executive Director,
Head of Client Relationship

Signature Page to Third Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON, as a Lender
By: /s/ Hussam S. Alsahlani
Name:     Hussam S. Alsahlani
Title:    Vice President

Signature Page to Third Amendment to Credit Agreement

LLOYDS BANK PLC, as a Lender
By: /s/ Daven Popat
Name:     Daven Popat
Title:    Senior Vice President
Transaction Execution
Category A
P003

By: /s/ Dennis McClellan
Name:     Dennis McClellan
Title:    Assistant Vice President
M040

Signature Page to Third Amendment to Credit Agreement

INTESA SANPAOLO - NEW YORK BRANCH, as a Lender
By: /s/ Neil Derfler
Name:     Neil Derfler
Title:    Relationship Manager - Vice President

By: /s/ Francesco Di Mario
Name:     Francesco Di Mario
Title:    Head of Credit - First Vice President

Signature Page to Third Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Michael Willis
Name:     Michael Willis
Title:    Managing Director

By: /s/ David Gurghigian
Name:     David Gurghigian
Title:    Managing Director

Signature Page to Third Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Brian P. Fox
Name:     Brian P. Fox
Title:    Senior Vice President

Signature Page to Third Amendment to Credit Agreement

COMERICA BANK, as a Lender
By: /s/ Eric Hendrickson
Name:     Eric Hendrickson
Title:    Relationship Manager

Signature Page to Third Amendment to Credit Agreement

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender
By: /s/ Shelley He
Name:     Shelley He
Title:    Deputy General Manager

Signature Page to Third Amendment to Credit Agreement

SCHEDULE I
COMMITMENTS

Lender	Commitment	Commitment Percentage
Mizuho Bank, Ltd.	$243,000,000	4.86000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	243,000,000	4.86000000%
DNB Capital LLC	243,000,000	4.86000000%
Bank of America, N.A.	243,000,000	4.86000000%
Barclays Bank PLC	243,000,000	4.86000000%
BNP Paribas	243,000,000	4.86000000%
Citibank, N.A.	243,000,000	4.86000000%
Credit Suisse AG, Cayman Islands Branch	243,000,000	4.86000000%
Deutsche Bank AG New York Branch	243,000,000	4.86000000%
Goldman Sachs Bank USA	243,000,000	4.86000000%
JPMorgan Chase Bank, N.A.	243,000,000	4.86000000%
Royal Bank of Canada	243,000,000	4.86000000%
The Bank of Nova Scotia	243,000,000	4.86000000%
The Toronto Dominion Bank, New York Branch	243,000,000	4.86000000%
Export Development Canada	243,000,000	4.86000000%
Bayerische Landesbank, New York Branch	100,000,000	2.00000000%
Commerzbank AG, New York Branch	100,000,000	2.00000000%
HSBC Bank USA, National Association	100,000,000	2.00000000%
PNC Bank, National Association	100,000,000	2.00000000%
Sumitomo Mitsui Banking Corporation	100,000,000	2.00000000%
UniCredit Bank AG, New York Branch	100,000,000	2.00000000%
U.S. Bank National Association	100,000,000	2.00000000%
Wells Fargo Bank, N.A.	100,000,000	2.00000000%
SunTrust Bank	100,000,000	2.00000000%
The Northern Trust Company	75,000,000	1.50000000%
NBAD Americas N.V.	75,000,000	1.50000000%
The Bank of New York Mellon	50,000,000	1.00000000%
Lloyds Bank plc	50,000,000	1.00000000%
Intesa Sanpaolo S.p.A.	50,000,000	1.00000000%
Credit Agricole Corporate and Investment Bank	50,000,000	1.00000000%
KeyBank National Association	50,000,000	1.00000000%
Comerica Bank	35,000,000	0.700000%
Bank of Communications Co., Ltd., New York Branch	20,000,000	0.400000%

Total	$5,000,000,000	100.00000000%

Schedule I

ANNEX A
Pricing Grid

Senior Debt Ratings	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
	A+ or A1 (or higher)	A or A2	A- or A3	BBB+ or Baa1	BBB or Baa2	BBB- or Baa3 (or lower)
Applicable Margin for Eurocurrency Loans	0.750%	0.875%	1.000%	1.125%	1.250%	1.500%
Applicable Margin for Reference Rate Loans	0.000%	0.000%	0.000%	0.125%	0.250%	0.500%
Commitment Fee	0.060%	0.080%	0.100%	0.125%	0.150%	0.200%

The foregoing pricing grid is based upon the Borrower’s Senior Debt (“Index Debt”) ratings as determined from time to time by S&P and Moody’s. For purposes of the foregoing, (i) if both S&P and Moody’s shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agencies shall be deemed to have established a rating in Level 6, (ii) in the event either S&P or Moody’s shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then the foregoing pricing grid will be based upon the Borrower’s Index Debt ratings as determined solely with respect to the other rating agency, (iii) in the event that the Borrower’s Index Debt ratings from S&P and Moody’s fall in different levels, then the Applicable Margin and Commitment Fee in the above pricing grid will be that applicable to the higher rating, unless one of the two ratings is two or more levels lower than the other, in which case the Applicable Margin and Commitment Fee in the above pricing grid will be that applicable to the rating one level lower than the higher rating, and (iv) if the ratings established or deemed to have been established by S&P and Moody’s for the Index Debt shall be changed (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin and Commitment Fee shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody’s shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and Commitment Fee shall be determined by reference to the rating most recently in effect prior to such change or cessation.